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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 23, 1999

IMH ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated as of February 26, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1999-1)


                                IMH ASSETS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

CALIFORNIA                          333-60707              33-0705301
----------                          ---------              ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


20371 Irvine Avenue
Santa Ana Heights, California                                92707
-----------------------------                                -----
(Address of Principal                                      (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122







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Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                    Description
-----------        -----------                    -----------

1                  23                             Consent of Wolf & Richards,
                                                  A Law Corporation, special
                                                  counsel to Impac Companies
                                                  with respect to the Impac
                                                  CMB Trust Series 1999-1,
                                                  Collateralized Asset-Backed
                                                  Bonds, Series 1999-1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMH ASSETS CORP.


                                     By /s/ Richard J. Johnson
                                        -------------------------------
                                     Name:  Richard J. Johnson
                                     Title: Chief Financial Officer


Dated: February 22, 1999

                                  EXHIBIT INDEX


               Item 601(a) of                                    Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.           Description                 Page
------         -----------           -----------                 ----

1              23                    Consent of Counsel          6